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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported):February 25, 1999




                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                         333-9532               13-3836437
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction                                  (I.R.S. Employer
      of Incorporation)          (Commission File Number)    Identification No.)


    245 Park Avenue                                                  10167
   New York, New York                                               -------
   ----------------------                                         (Zip Code)
   (Address of Principal
     Executive Offices)


Registrant's telephone number, including area code (212) 272-4095
                                                   ---------------


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

Item 5.     Other Events.
----        ------------

     On February 25, 1999, Bear Stearns Asset Backed Securities, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 31, 1999 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Irwin Funding Corp., as transferor (the "Transferor"), Irwin Union Bank and Trust Company, as master servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), providing for the issuance of the Irwin Home Equity Trust 1999-1, Irwin Home Equity Asset Backed Certificates, Series 1999-1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial
----
            Information and Exhibits.




(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1. The Pooling and Servicing Agreement, dated as of January 31, 1999, by and among the Company, the Transferor, the Master Servicer and the Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BEAR STEARNS ASSET BACKED
                                         SECURITIES, INC.


                                         By:   /s/ Jonathan Lieberman
                                               ---------------------------------
                                         Name:  Jonathan Lieberman
                                         Title: Managing Director



Dated:  March 11, 1999

                                 Exhibit Index


Exhibit                                                                    Page
-------                                                                    ----

99.1.           Pooling and Servicing Agreement,
                dated as of January 31, 1999, by
                and among, the Company, the Transferor,
                the Master Servicer and the Trustee.                        6